Commitments	12 Months Ended
Oct. 31, 2012
Commitments [Abstract]
COMMITMENTS
9.  COMMITMENTS

The Company has also sold to Maxim Group, for $100 an option to purchase up to a total of 150,000 units at an exercise price of $11.00 per unit. (See Note 8)

The Company has committed to pay deferred underwriting compensation of $480,000 to the representative of the underwriters upon the Company’s consummation of the Business Transaction. The deferred underwriting compensation has been accrued in the accompanying balance sheets as of October 31, 2012 and October 31, 2011.

On December 1, 2011, the Company entered into an agreement with Seaborne Capital Advisors Ltd. to provide review and analysis of transaction targets for an annual retainer fee of $36,000, payable quarterly in advance. The Company has also agreed to pay a transaction fee upon the successful consummation of the Business Transaction with such transaction fee payable in cash and being equal to 0.375% of the Business Transaction’s value.
The Company has agreed to pay to Fjord NEPA (Greece), an entity controlled by Mr. Tsirigakis, $7,500 per month for office space and certain general and administrative services, including but not limited to receptionist, secretarial and general office services. This agreement commenced on July 14, 2011 and will continue until the earliest to occur of: (i) the consummation of a business transaction or (ii) February 14, 2013.

The Company has committed to pay its attorneys a legal fee of $100,000 upon the consummation of the Business Transaction for work performed in connection to the Public Offering. This amount has been accrued in the accompanying balance sheets as of October 31, 2012 and October 31, 2011.